                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Section
    240.14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CHAPMAN HOLDINGS, INC.
                        --------------------------------
                (Name of Registrant as Specified in its Charter)
                    ----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             CHAPMAN HOLDINGS, INC.
                          World Trade Center-Baltimore
                                   28th Floor
                              401 East Pratt Street
                            Baltimore, Maryland 21202


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         An annual meeting of stockholders of Chapman Holdings, Inc. (the "Company"), will be held at the offices of the Company, World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on May 25, 1999 at 10:00 A.M. local time to act on the following matters:

                  1. Election of directors to serve until their successors are elected and qualify;

                  2. Ratification of the selection of Arthur Andersen LLP as certified independent auditors for the Company;

                  3. Such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on April 14, 1999, are entitled to notice of and to vote at such meeting or any adjournments thereof.



                                                     /s/ EARL U. BRAVO, SR.
                                                     ---------------------------
April 23, 1999                                       Earl U. Bravo, Sr.
                                                             Secretary



PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY.

                             CHAPMAN HOLDINGS, INC.
                          World Trade Center-Baltimore
                                   28th Floor
                              401 East Pratt Street
                            Baltimore, Maryland 21202

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 25, 1999

         The enclosed proxy is solicited by the Board of Directors of Chapman Holdings, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the offices of the Company, World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland, on March 25, 1999, at 10:00 A.M. local time. This Proxy Statement and form of Proxy were first mailed to stockholders on or about April 23, 1999.

         The Board of Directors has selected Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, to act as proxies with full power of substitution. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by directors, officers and employees of the Company with no additional compensation to them. Nominees will, upon request, be supplied with additional proxy materials and will be reimbursed by the Company for their reasonable expenses in sending these materials to their principals. The cost of printing and mailing this notice and proxy statement and proxy form and of soliciting proxies will be borne by the Company.

         Management knows of no business to be brought before the meeting except as set forth in the notice of the meeting. If any other matters should come before the meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

         A stockholder may revoke his proxy by notifying the Company in writing prior to the meeting, by subsequently executing another proxy or by attending the meeting and giving oral notice of revocation to the Chairman of the meeting.

         Stockholders are urged to return their proxies promptly in order to ensure action by a quorum and to avoid the expense of additional solicitation.

         THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT ON FORM 10-KSB TO ANY STOCKHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO EARL U. BRAVO, SECRETARY, CHAPMAN HOLDINGS, INC., WORLD TRADE CENTER-BALTIMORE, 28TH FLOOR, 401 EAST PRATT STREET, BALTIMORE, MARYLAND 21202, TELEPHONE (800) 752-1013.

         Stockholders of record at the close of business on April 14, 1999 ("Record Date"), are entitled to vote at the meeting. On the Record Date the Company had outstanding 2,953,622 shares of Common Stock. In the election of directors, each share is entitled to one vote for each director to be elected; however, cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. The presence in person or by proxy of the holders of one-third of the shares entitled to vote at the meeting is required to constitute a quorum for the transaction of business.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Four directors are to be elected at the Meeting to serve until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present or represented by proxy at the Meeting with a quorum present. Abstentions and broker non-votes are not considered to be votes cast.

         Unless otherwise indicated in the enclosed proxy, the persons named in such proxy intend to nominate and vote for the election of the following four nominees for the office of director of the Company, to serve as directors until the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each nominee has consented to the nomination and has agreed to serve if elected. If any of the nominees should not be available for election, the persons named as proxies may vote for other persons in their discretion. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

         The Board of Directors has nominated the persons specified below, each of whom is currently a director of the Company, for election as directors. The names and ages (as of April 23, 1999) of the nominees and executive officers of the Company are set forth below:

DIRECTORS AND EXECUTIVE OFFICERS


        NAME OF NOMINEE            AGE                     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
        ---------------            ---
Nathan A. Chapman, Jr.              41     Mr. Chapman has been President and Director since 1986 of The Chapman Co.,
President, Chairman of the                 President and Director since 1988 of Chapman Capital Management, Inc.,
Board and Nominee for Director             President and Director of Chapman Holdings, Inc. since 1997, President and
                                           Director of Chapman Capital Management Holdings, Inc. since 1998 and
                                           President and Director of The Chapman Funds, Inc. since 1988.  Mr. Chapman is a Certified Public Accountant, a General Securities Principal,
                                           Registered Options Principal, and Registered Municipal Principal.



Earl U. Bravo, Sr.                  51     Mr. Bravo has been Secretary and Assistant Treasurer since 1997 of The
Senior Vice President,                     Chapman Co., Senior Vice President, Secretary, Assistant Treasurer and
Secretary, Assistant Treasurer             Director of Chapman Holdings, Inc. since 1997, Vice President, Secretary,
and Nominee for Director                   Assistant Treasurer and Director of Chapman Capital Management Holdings,
                                           Inc. since 1998.  Mr. Bravo is Secretary and Assistant Treasurer of The
                                           Chapman Funds, Inc.  Mr. Bravo has been employed in various senior executive positions with The Chapman Co. and Chapman Capital Management,
                                           Inc. since 1990.  Mr. Bravo is a General Securities Principal, Financial
                                           and Operations Principal, and Registered Representative.

Lottie H. Shackelford               57     Ms. Shackelford has been Executive Vice President of Global USA since
Nominee for Director                       1994.  From 1978 to 1992, Ms. Shackelford was City Director of Little
                                           Rock, Arkansas. In 1988 and 1989, Ms. Shackelford was Vice-Chair and
                                           Co-Chair, respectively, of the Democratic National Committee.  Ms.
                                           Shackelford is a Director of The Chapman Funds, Inc and has been a
                                           Director of the Company since 1997.

Donald V. Watkins                   50     Mr.  Watkins  has been  President  of  Donald  V.  Watkins,  PC, a law firm
Nominee for Director                       located in Birmingham,  Alabama,  since 1973. Mr. Watkins has been Director of Chapman Holdings, Inc. since 1997.

M. Lynn Ballard                     56     Ms. Ballard has been Treasurer and Assistant Secretary since 1997 of The
Treasurer and Assistant                    Chapman Co., Treasurer and Assistant Secretary of Chapman Holdings, Inc.
Secretary                                  since 1997 and Chapman Capital Management Holdings, Inc. since 1998.  Ms.
                                           Ballard has been employed as a senior financial executive of The Chapman
                                           Co. and Chapman Capital Management, Inc. since 1988.  Ms. Ballard is
                                           Treasurer and Assistant Secretary of The Chapman Funds, Inc.




         The Board of Directors held three meetings during 1998. All directors of the Company attended each meeting after their election to the Board of Directors.

         The Board of Directors has two standing committees, Compensation and Audit. In addition, the Board of Directors, from time to time, establishes special committees which have a limited duration. The Board of Directors has not established a Nominating Committee. The functions customarily attributable to a Nominating Committee are performed by the Board of Directors as a whole. The Board of Directors will not consider nominees submitted by the Company's stockholders.

         The Audit Committee consists of Directors Watkins and Shackelford. The Audit Committee did not meet during 1998. The Committee is responsible for overseeing the Company's internal accounting controls; recommending to the Board of Directors the selection of the Company's independent auditors; reviewing the annual audit plan, annual report and results of the independent audit; reviewing supervisory examination reports; and initiating other special reviews when deemed necessary.

         The Compensation Committee consists of Directors Watkins and Shackelford. The Compensation Committee met two times during 1998. All members of the Compensation Committee attended each meeting. The Committee sets the compensation of the President and administers the Company's Stock Option Plan.

COMPENSATION OF DIRECTORS

         Directors of the Company receive no cash compensation for their service to the Company as directors; however, they are reimbursed for all out-of-pocket expenses relating to attendance at meetings of the Board of Directors and any committee thereof. Members of the Board of Directors are eligible to receive stock options pursuant to the Company's Stock Option Plan. On September 28, 1998, Directors Watkins and Shackelford were awarded 3-year stock options to purchase 10,000 shares and 1,000 shares, respectively, at $9.50 per share, the then current market price.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of change in ownership of Common Stock of the Company. The same persons are also required by Commission regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended December 31, 1998, compliance was made with all Section 16(a) filing requirements applicable to the Company's executive officers and directors. With respect to greater than 10% beneficial owners, other than Nathan A. Chapman, Jr., the Company has not received copies of any reports filed by any such persons with the Commission and has received no written representations from any such persons.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES NAMED ABOVE AS A DIRECTOR OF THE CORPORATION.

         PROPOSAL 2 - RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT
                      PUBLIC ACCOUNTANTS

         Arthur Andersen LLP served as independent auditors of the Company for its fiscal year ended December 31, 1998. Arthur Andersen LLP has no direct or material indirect interest in the Company or its subsidiaries. At a meeting held on January 27, 1999, the Company's Directors who are not employees of the Company, with the concurrence of the Board of Directors, selected Arthur Andersen LLP as independent auditors of the Company for the current fiscal year, subject to ratification by the stockholders.

         The Board of Directors of the Company has determined that utilizing the services of Arthur Andersen LLP is in the best interests of the Company.

         Arthur Andersen LLP is not currently expected to have a representative present at the Meeting and, therefore, will not make a statement or respond to questions at the Meeting.

         The affirmative vote of a majority of the shares voted at the Meeting, assuming a quorum is present, is required to ratify the selection of auditors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of shares of the Company's Common Stock as of February 28, 1999 by (i) each person known by the Company to own beneficially 5% or more of its outstanding shares of Common Stock, (ii) each director, (iii) each executive officer named in the executive compensation , and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, subject to community property laws where applicable.


               NAME AND ADDRESS OF                            AMOUNT AND NATURE OF
               BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP                 PERCENT OF SHARES OUTSTANDING
               -------------------                            --------------------                 -----------------------------
               Nathan A. Chapman, Jr...................            2,170,429 shares (1)                        73.5%
               401 E. Pratt Street
               Baltimore, MD 21202

               The Chapman Co. ........................               118,047 shares (2)                        4.0%
               401 E. Pratt Street
               Baltimore, MD 21202

               Chapman Capital Management, Holdings,
                  Inc. ................................               224,267 shares (3)                        7.6%
               401 E. Pratt Street
               Baltimore, MD 21202

               Lottie H. Shackelford...................                 1,000 shares (4)                         *
               401 E. Pratt Street
               Baltimore, MD 21202

               Donald V. Watkins.......................                17,000 shares (5)                         *
               401 E. Pratt Street
               Baltimore, MD 21202

               Earl U. Bravo, Sr.......................                 6,900 shares (6)                         *
               401 E. Pratt Street
               Baltimore, MD 21202

               M. Lynn Ballard.........................                 5,000 shares (7)                         *
               401 E. Pratt Street
               Baltimore, MD 21202

               All Directors and Executive Officers as
                  a Group..............................                 2,200,329 shares                       74.0%



-----------
*        Represents less than one percent of the outstanding shares of Common
         Stock.

(1) Includes shares held by The Chapman Co. and Chapman Capital Management Holdings, Inc. Mr. Chapman is President and Director of each of The Chapman Co. and Chapman Capital Management Holdings, Inc. and Chairman and majority stockholder of Chapman Capital Management Holdings, Inc. Mr. Chapman disclaims beneficial ownership of the shares held by The Chapman Co. and Chapman Capital Management Holdings, Inc.
(2) Represents shares held in inventory, as market-maker, that have no voting rights as long as they are held by a subsidiary of the Company.
(3) Represents shares held by Chapman Capital Management, Inc., its wholly-owned subsidiary, in investment advisory accounts over which CCM exercises voting and dispository discretion.
(4) Represents shares subject to stock options that are currently exercisable.
(5) Includes 10,000 shares subject to stock options that are currently exercisable.
(6) Includes 5,000 shares subject to stock options that are currently exercisable.
(7) Represents shares subject to stock options that are currently exercisable.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning compensation paid by the Company during the last three fiscal years, for services rendered in all capacities to the Company and its subsidiary, The Chapman Co., to the chief executive officer and the other most highly paid executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the year ended December 31, 1998. No other executive officer of the Company received salary and bonus of $100,000 or more during such years.



                                                                                 ANNUAL COMPENSATION
                                                                               -----------------------
  NAME AND PRINCIPAL POSITION                                   YEAR           SALARY            BONUS
  ---------------------------                                   ----           ------            -----
  Nathan A. Chapman, Jr..................................      1998(1)        $200,000        $100,000
    President                                                  1997(2)        $159,500        $100,000
                                                               1996(2)        $144,000            $-0-

  Earl U. Bravo, Sr. (1).................................      1998(1)        $105,000         $10,000
    Senior Vice President, Secretary and Assistant             1997(2)        $100,000          $5,000
        Treasurer                                              1996(3)             (3)             (3)



(1) Includes approximately 50% allocated to CCM and The Chapman Insurance Agency, Incorporated pursuant to certain expense sharing arrangements. See "Certain Transactions."
(2) Includes amounts allocated to CCM and The Chapman Insurance Agency, Incorporated, then subsidiaries of the Company, pursuant to certain informal allocation arrangements.
(3) Annual salary and bonus received by Mr. Bravo in fiscal year ended December 31, 1996 was less than $100,000.

         The Board of Directors of the Company has established the 1998 Chapman Holdings, Inc. Omnibus Stock Plan (the "Plan") to enable the Company to grant equity compensation to the Company's directors, officers, employees and consultants. Pursuant to the Plan, 150,000 shares have been reserved for award thereunder. The Plan is administered by the Compensation Committee of the Board of Directors.


OPTION GRANTS IN LAST FISCAL YEAR

                       NUMBER OF            PERCENT OF TOTAL      EXERCISE OR BASE      EXPIRATION DATE
                       SECURITIES           OPTIONS GRANTED TO    PRICE ($/SHARE)
                       UNDERLYING OPTIONS   EMPLOYEES IN FISCAL
NAME                   GRANTED (#)          YEAR

Earl U. Bravo, Sr.            5,000                 11%                   9.50          9/28/2001
Senior Vice
President, Secretary
and Assistant
Treasurer



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On February 26, 1998, the Company and its subsidiary The Chapman Co. effected tax-free spin-off transactions pursuant to which all of the outstanding shares of stock of the former subsidiaries of The Chapman Co., Chapman Capital Management Holdings, Inc., parent of Chapman Capital Management, Inc. ("CCM") and Chapman Insurance Holdings, Inc. parent of The Chapman Insurance Agency, Inc. were distributed to the Company's stockholders.

         CCM is registered with the Commission as an investment adviser and manages funds for institutional investors and individuals on a separate account basis, for three registered open-end investment companies, DEM Equity Fund, DEM Index Fund and The Chapman U.S. Treasury Money Fund, each a portfolio of The Chapman Funds, Inc., and a private group trust for qualified employee benefit plans. The Chapman Insurance Agency, Inc. is a variable annuity provider formed primarily to serve retail clients and its operations have not been significant to date.

         Nathan A. Chapman, Jr., the President, Chairman of the Board of Directors and majority stockholder of the Company, is the President and Chairman of the Board of Directors of each of Chapman Capital Management Holdings, Inc., CCM, Chapman Insurance Holdings, Inc., The Chapman Insurance Agency, Inc. and The Chapman Funds, Inc. and majority stockholder of Chapman Capital Management Holdings, Inc. and Chapman Insurance Holdings, Inc. Earl U. Bravo, Sr., Senior Vice President, Secretary, Assistant Treasurer and a Director of the Company and
M. Lynn Ballard, Treasurer, Assistant Secretary of the Company are each senior executive officers of Chapman Capital Management Holdings, Inc., CCM, Chapman Insurance Holdings, Inc., The Chapman Insurance Agency, Inc. and The Chapman Funds, Inc. Mr. Bravo is a Director of Chapman Capital Management Holdings, Inc. Lottie H. Shackelford, a Director of the Company, is a Director of The Chapman Funds, Inc. Until its liquidation in 1998, Mr. Chapman, Mr. Bravo and Ms. Ballard served as senior executive officers and Mr. Chapman and Ms. Shackelford served as Directors of DEM, Inc., a closed-end registered investment company managed and sponsored by CCM.

         The Company acted as the underwriter, on a best efforts basis, for the sale of DEM, Inc. common stock. The Company was paid $432,008 and $0 in management fees and commissions in the years ended December 31, 1997 and December 31, 1998, respectively.

         The Company acted as the underwriter, on a best efforts basis, for the sale of Chapman Capital Management Holdings, Inc. common stock. The Company was paid $296,623 in underwriting fees and commissions in the year ended December 31, 1998.

         The Company is the distributor for The Chapman U.S. Treasury Money Fund, DEM Equity Fund and DEM Index Fund pursuant to distribution agreements between the Company and The Chapman Funds, Inc. Such distribution agreements must be extended annually for one-year periods by the board of directors of The Chapman Funds, Inc. or they expire by their terms. Further, such agreements are terminable on 60 days notice and terminate automatically upon assignment. The Company receives no compensation for the distribution of shares of The Chapman U.S. Treasury Money Fund. The DEM Index Fund had no operations in 1999. The Company was paid $14,221 in management fees and commissions in the year ended December 31, 1998 pursuant to its distribution agreement with The Chapman Funds, Inc. pertaining to the

DEM Equity Fund. The Company has entered into distribution agreements with The Chapman Funds, Inc. with respect to three additional funds; however, such funds have not yet commenced operations.

         As of October 31, 1997, CCM executed a 10-year note to the Company in the amount of $771,889 accruing interest at .6.68% per annum. CCM repaid this note in full during 1998. The largest amounts owed to the Company by CCM, including this loan and CCM's allocation of shared overhead, and other advances as set forth below, were $958,302 and $800,672 during fiscal years ended December 31, 1998 and 1997, respectively.

         As of December 31, 1996, Mr. Chapman executed a promissory note to the Company in the amount of $106,923. As of February 11, 1998, Mr. Chapman executed a three-year note in the amount of $176,250 which accrues interest at 5.54% per annum and no payments of principal or interest are required until maturity, to replace the note executed December 31, 1996. On March 11, 1998, Mr. Chapman executed a three-year promissory note in the amount of $285,587 which accrues interest at 5.5% per annum. As of May 1, 1998, Mr. Chapman executed a demand promissory note in the amount of $100,000 which accrues interest at 5.5% per annum. As of December 31, 1998, Mr. Chapman executed a three-year promissory note in the amount of $51,690 which accrues interest at 4.33% per annum. As of December 31, 1997 and 1998, Mr. Chapman owed the Company $164,601 and $638,314, respectively, in connection with these notes.

         Mr. Chapman is President and Treasurer and Mr. Bravo is Secretary of Chapman General Partner One, Inc., the general partner of Chapman Limited Partnership I (the "Partnership"). The Company leases furniture and equipment from the Partnership. The lease requires monthly payments of $9,846 and contains one year renewable terms, at the option of the Company, through September 2000, at which time the Company can purchase the furniture and equipment at fair value. Rent expense under this lease agreement was $118,152 in each of 1998 and 1997 of which $0 and $9,846 were payable to the Partnership as of December 31, 1998 and 1997, respectively. Management believes that the terms of these transactions were substantially as favorable to the Company as those available from non-affiliates. The rent expense under the lease agreement has been shared equally between the Company and CCM.

         The Company shares office space, certain employees and other overhead with certain other entities controlled by Mr. Chapman including CCM and The Chapman Insurance Agency, Inc. The Company allocates compensation and benefits expense to CCM and The Chapman Insurance Agency, Inc. based on actual compensation and benefits expense and the estimated percentage of the employee's time spent performing services for each entity. The Company allocates other expenses based on estimated usage. Pursuant to such allocation arrangements, as of December 31, 1997 and 1998, CCM owed the Company $28,782 and $275,562, respectively. The Company treats such outstanding allocation amounts as normal receivables to be paid in the ordinary course of business. The common management and/or ownership among the Company and other entities controlled by Mr. Chapman may involve potential conflicts of interest. See

"Risk Factors--Certain Transactions; Relationships with Other Chapman Entities; Conflicts of Interest."

         On November 10, 1998, the Company erroneously deposited $291,207 in the securities account of CCM. As of December 31, 1998, CCM owed the Company $104,270 of this amount. CCM repaid the Company in full on January 12, 1999.

         The Company and Mr. Chapman have entered into a non-exclusive, royalty-free licensing agreement pertaining to the Company's use of the DEM and Domestic Emerging Markets trademarks that are owned by Mr. Chapman.

         All transactions with affiliates of the Company are approved by a majority of the Board of Directors, including a majority of the disinterested Directors.


                              STOCKHOLDER PROPOSALS

         From time to time, stockholders of the Company submit proposals which they believe should be voted upon at the Annual Meeting or nominate persons for election to the Board of Directors. In accordance with the Company's Bylaws, any such proposal or nomination must be submitted in writing to the Secretary of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting. This submission must include certain specified information concerning the proposal or nominee, as the case maybe, and information as to the proponent's ownership of Common Stock of the Company. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting. The Secretary should be contacted in writing at the address on the first page of this Proxy Statement to make any submission or to obtain additional information as to the proper form and content of submissions.

         Pursuant to applicable rules under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in the Company's 2000 Proxy Statement. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 29, 1999. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regards to the detailed requirements of such securities rules. It is suggested that proposals be forwarded by certified mail, return receipt requested.

                                  OTHER MATTERS

         At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

                              REPORT ON FORM 10-KSB

         The Annual Report on Form 10-KSB and applicable exhibits are available to stockholders free of charge upon written request. Requests should be sent to Chapman Holdings, Inc., World Trade Center-Baltimore, 28th Floor, 401 East Pratt Street, Baltimore, Maryland 21202. Attention: Earl U. Bravo, Sr., Secretary.


                                     By Order of the Board of Directors



April 23, 1999                       /s/ EARL U. BRAVO, SR.
                                     ----------------------
                                     Earl U. Bravo, Sr.
                                     Secretary

                             CHAPMAN HOLDINGS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nathan A. Chapman, Jr. and Earl U. Bravo, Sr., or either of them, the proxy or proxies of the undersigned with full powers of substitution, to vote all shares of Common Stock of Chapman Holdings, Inc. held of record by the undersigned at the close of business on April 14, 1999, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 25, 1999 at 10:00 a.m., local time and at any adjournment or adjournments thereof, upon the matters set forth herein.

   PLEASE MARK YOUR CHOICE IN BLUE OR BLACK INK, PLEASE SIGN, DATE AND RETURN
               THIS PROXY PROMPTLY USING THE ACCOMPANYING ENVELOPE

|X| Please mark If properly executed, the shares represented by this proxy will be voted in the votes as in manner directed herein by the undersigned stockholder, or to the extent this example directions are not given, such shares will be voted FOR each of the nominees and each other proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND A VOTE "FOR" PROPOSAL 2 AND 3.

1.       ELECTION OF DIRECTORS.

         Nominees: Nathan A. Chapman, Jr., Earl U. Bravo, Sr., Lottie H.
                   Shackelford and Donald V. Watkins.

|_|     FOR ALL NOMINEES LISTED (EXCEPT AS         |_|    WITHHOLD AUTHORITY FOR
        INDICATED)                                        ALL NOMINEES LISTED

To withhold authority to vote for any nominee, write that nominee's name in the space provided.

    ------------------------------------------------------------------------

                                                                  For           Against         Abstain
2.     RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP         |_|             |_|             |_|
       AS INDEPENDENT AUDITORS.

3.     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO         |_|             |_|             |_|
       VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
       BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                                           MARK HERE FOR ADDRESS
_______________________________         CHANGE AND NOTE SUCH CHANGE                     |_|
                                                  AT LEFT
_______________________________



Please sign. Persons acting in a fiduciary capacity should so indicate. PLEASE NOTE any change of address and supply any missing Zip Code number.


Signature:                                Date:
          ----------------------------         ----------------------------

Signature:                                Date:
          ----------------------------         ----------------------------